UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2021

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56016	83-3492907
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

 4460 Old Dixie Highway

Grant, Florida 32949

(Address of principal executive offices)

(833) 452-4825

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 29, 2021, Kaival Brands Innovations Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC as the underwriter (the “Underwriter”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Company of 4,700,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), and warrants to purchase 3,525,000 shares of Common Stock (“Firm Warrants”, and together with the Firm Shares, the “Firm Securities”). Each share of Common Stock was sold together with 0.75 Firm Warrants at a combined public offering price of $1.70 per share. In addition, the Company granted the Underwriter the option to purchase an additional 705,000 shares of Common Stock (the “Option Shares”) and an additional warrants to purchase an additional 528,750 shares of Common Stock (the “Option Warrants” and together with the Option Shares, the “Option Securities”) from the Company for the purpose of covering over-allotments in connection with the sale of the Firm Securities (the Firm Securities and Option Securities together, the “Securities”), pursuant to the Offering. There is no established public trading market for the Warrants and the Company does not expect a market to develop in the future. The Firm Warrants shall initially be issued and maintained in the form of a security held in book-entry form and The Depository Trust Company or its nominee will be the sole registered holder, subject to a holder’s right to elect to receive a Firm Warrant in certificated form. The Offering is expected to close on or about October 4, 2021, subject to the satisfaction of customary closing conditions.

The gross proceeds to the Company from the offering are expected to be approximately $8.0 million, before deducting underwriting discounts and offering expenses. The Company intends to use the proceeds from the offering to fund general corporate purposes, including working capital.

The Firm Shares, the Firm Securities and the shares of Common Stock underlying the Firm Warrants are registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a shelf registration on Form S-3 (File No. 333-258339) ) initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act on July 30, 2021, and declared effective by the SEC on August 10, 2021, (the “Registration Statement”), a preliminary prospectus supplement dated September 29, 2021 (including the accompanying base prospectus (the “Base Prospectus”) as contained in the Registration Statement) and filed with the SEC on September 29, 2021 in connection with the Offering. A copy of the opinion of Morgan, Lewis & Bockius LLP relating to the legality of the issuance and sale of the securities sold in this Offering is attached as Exhibit 5.1 hereto.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Firm Warrants

Firm Warrants are immediately exercisable and will expire on the fifth anniversary of the original issuance date. Firm Warrants have an exercise price of $1.90 per share of Common Stock. The exercise price of the Firm Warrants is subject to adjustment in certain circumstances. If the Company fails to timely deliver the shares underlying the Firm Warrants, the Company will be subject to certain buy-in provisions. If there is no effective registration statement covering the issuance of the shares issuable upon the exercise of the Firm Warrants, the warrants are exercisable on a cashless basis.

In the event of any fundamental transaction, and generally including any merger with or into another entity, sale of all or substantially all of the Company’s assets, tender offer or exchange offer, or reclassification of Common Stock, the holder will have the right to have the Firm Warrants and all obligations and rights thereunder assumed by the successor or acquiring corporation.

A holder of a Firm Warrant will not have the right to exercise any portion of the warrant if the holder (together with such holder’s affiliates, and any person acting as a group together with such holder or any of such holder’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise (or, at the election of the purchaser prior to the date of issuance, 9.99%).

Vstock Transfer, LLC has agreed to be the warrant agent for the warrants pursuant to a Warrant Agency Agreement between the Registrant and Vstock Transfer, LLC.

Forward-Looking Statements

Any statements made by the Company that are not historical facts contained in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These statements often include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “believe,” “plan,” “seek,” “could,” “can,” “should” or similar expressions. These statements are based on assumptions that the Company has made in light of the Company’s experience in the industry, as well as the Company’s perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate in these circumstances. Forward-looking statements include, but are not limited to, those relating to the Offering and the anticipated use of the net proceeds therefrom, and are subject to such risks as are identified in the Company’s most recent Annual Report on Form 10-K and in any subsequent quarterly reports on Form 10-Q. These documents are available on request from the Company or at www.sec.gov. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of September 29, 2021, by and between Kaival Brands Innovations Group, Inc. and Maxim Group LLC as underwriter
4.1	Form of Warrant
4.2	Warrant Agency Agreement, dated as of September 29, 2021, by and between Kaival Brands Innovations Group, Inc. and Vstock Transfer, LLC as warrant agent
5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Shares and the Warrants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAIVAL BRANDS INNOVATIONS GROUP, INC.

By:	/s/ Nirajkumar Patel
Nirajkumar Patel
Chief Executive Officer

Dated: October 4, 2021

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 29, 2021, by and between Kaival Brands Innovations Group, Inc. and Maxim Group LLC as underwriter
4.1	Form of Warrant
4.2	Warrant Agency Agreement, dated as of September 29, 2021, by and between Kaival Brands Innovations Group, Inc. and Vstock Transfer, LLC as warrant agent
5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Shares and the Warrants